Exhibit 99.1

NEWS RELEASE

CONTANGO SILVER & GOLD

Contango Enhances Economics with High-Grade Drill Results and Strategic Acquisition of the Lucky Shot Lease and Royalty

FAIRBANKS, AK - (May 5, 2026) - Contango Silver and Gold Inc. ("Contango" or the "Company") (NYSE American / TSX: CTGO) is pleased to announce the successful completion of the initial phase of the 2025/2026 underground diamond drilling program at the Lucky Shot Project in Alaska. This program represents the first phase of a multi-phase 18,000 meter underground and surface exploration campaign designed to support potential resource expansion, increase confidence in the geologic model, and advance technical studies in support of a mineral resource update and feasibility study targeted for H1 2027. The Company is also pleased to announce the acquisition of the underlying Lucky Shot lease and net smelter returns royalty.

Select Highlights Include:

•
LSU26057: 0.37 m averaging 10.53 g/t Au (L1c Vein)
•
LSU26060: 1.34 m averaging 8.58 g/t Au (L1c Vein)
•
LSU26062: 2.18 m averaging 7.98 g/t Au (L1c Vein)
•
LSU26063: 1.15 m averaging 16.47 g/t Au (L2 Vein)
•
LSU26064: 2.89 m averaging 16.06 g/t Au, including
o
0.50 m averaging 74.20 g/t Au (CK Vein)
•
LSU26066: 0.31 m averaging 31.56 g/t Au (L1c Vein)
•
LSU26067: 0.35 m averaging 13.61 g/t Au (L1d Vein)
•
LSU26068: 0.30 m averaging 55.45 g/t Au (L1c Vein)
•
LSU26072: 0.84 m averaging 10.28 g/t Au (L1d Vein)
•
LSU26076: 2.71 m averaging 4.28 g/t Au, including
o
0.36 m averaging 24.29 g/t Au (L2 Vein)
•
LSU26077: 0.33 m averaging 9.37 g/t Au (CK Vein)

Rick Van Nieuwenhuyse, Chief Executive Officer, stated: "Our latest drilling at Lucky Shot has exceeded expectations, providing a better understanding of the system’s continuity and productivity. The presence of visible gold in multiple intervals is a powerful indicator of the high-grade nature of this deposit. By confirming these multiple vein structures, we have significantly expanded the underground footprint while continuing to de-risk the project. This is not just additional drill and assay data; it is a roadmap to expansion. These assays provide the critical momentum we need to accelerate our technical work and unlock the substantial scale we see inherent in this project."

Acquisition of Underlying Lucky Shot Lease and Royalty

On May 4, 2026 the Company entered into a purchase and sale agreement (the "Purchase Agreement") with Alaska Hardrock Inc. (the “Seller” or “AHI”) to acquire 100% ownership of its Lucky Shot project by purchasing from AHI the underlying real property, mining claims and mining equipment and extinguishing

Exhibit 99.1

the outstanding 2% net smelter returns royalty (the "NSR Royalty") held by AHI. The consideration totaled $16,074,000, comprised of the following:

•
Cash deposit of $300,000 (paid)
•
Cash payment of $1,709,250 due on signing of the Purchase Agreement (paid)
•
Cash payable of $4,064,750 due on closing, which is expected to occur no later than July 1, 2026 (the "Closing Date")
•
Promissory note of $10 million:
o
5% annual interest rate compounding monthly, payable annually
o
Principal repayments of $2,000,000 on the second and third anniversary dates of the Closing Date with the remaining principal balance due on the fourth anniversary of the Closing Date
o
Secured by real property, mining claims, and other assets acquired

Highlights of this transaction:

•
Restores full value and control of the Lucky Shot project
•
Optimizes financial structure
•
Enhances project economics
•
Reduces administrative burden

“Contango has successfully consolidated the royalty interests at Lucky Shot, a move that significantly enhances the project's overall value," said Rick Van Nieuwenhuyse, CEO. "It is a rare and exciting milestone for an operator to acquire the surface and subsurface royalty interests, effectively streamlining our cost structure. This investment allows us to move into the feasibility stage with a highly efficient operating profile, keeping the project’s full potential firmly in the hands of our investors.”

Closing of the transaction is subject to customary closing conditions.

Exhibit 99.1

Lucky Shot Property
10 acres (Surface AHI/Subsurface State)
26.9 acres (Surface AHI/Subsurface State)
9.9 acres Millsites (Surface AHI/Subsurface State)
29.2 acres AHI Property (Surface AHI/Subsurface State)
S020N001W
S020N001E
S019N001W
S019N001E
Willow Fishhook Road
Hatcher Pass
Wet Gulch
Grubstake Gulch
0
1
miles

Patented claims with surface and subsurface rights (darker brown claims sub-leased) - 700 acres

State Mining Claims with surface and subsurface rights - 7,865 acres

Surface rights owned by AHI and subsurface covered by State Mining Claims - 76 acres

Detailed Discussion of Drill Results

The Lucky Shot 2025/2026 underground drilling program began in November 2025. To date, the Company has completed 65 HQ diamond drill holes totaling 6,020 meters from ten underground drill stations located along the West Drift (Figure 1). Drilling was completed from existing underground infrastructure, allowing for accurate targeting of known vein structures and improved drill orientation control. The program is focused on the historically mined Lucky Shot Vein (L2 Vein) and the associated L1b, L1c, and L1d veins, which remain historically undeveloped. This release follows the Company's initial drill results announced on March 2, 2026, titled "Contango Ore Intersects 60.22 g/t Gold over 5.92 meters, including 294.77 g/t Gold over 1.16 meters from Underground Drilling Program at the Lucky Shot Project, Alaska, USA." This release includes the next group of assays received from four additional drill stations and 20 drill holes.

Program Highlights

•
Safe and successful continuation of underground drilling through Alaskan winter operating conditions.
•
Completion of 6,020 meters in 65 HQ diamond drill holes from ten underground drill stations.
•
Confirmation and extension of mineralization within the Lucky Shot vein system, including the L2, L1b, L1c, and L1d veins.
•
Identification and drill confirmation of previously unmodeled mineralized structures now designated as the L1e and CK veins.
•
Identification and interpretation of a post-mineralization structure, designated the Intersection Fault, that offsets portions of the Lucky Shot vein system.

Drill Results

Exhibit 99.1

Drilling continued eastward along the West Drift through successive underground drill stations (Figure 1). Drill fans were designed to test the down-dip and along-strike continuity of the historically mined L2 Vein (Lucky Shot Vein), while also testing the underlying L1b, L1c, and L1d veins. These underlying veins were included in the Company's May 2023 S-K 1300 Technical Report Summary but remained more loosely constrained by drilling and had not been demonstrated to be laterally continuous at resource-model confidence. This program was intended, in part, to test the continuity of these other subparallel veins.

North (Y)
DRILLING COMPLETED
(previously released)
DRILLING
COMPLETED
(this release)
DRILLING
COMPLETED
(assays pending)
403
403a
443
464
489
514
538
563
589
612
627
+6852200
+6852150
+6852100
+6852050
+6852000
+6851950
+6851900
+6852200 N
+6852000 N
KM2 COMPLETED
(assays pending)
WEST DRIFT
L2 Vein Model
ENSERCH TUNNEL
Plunge +90
Azimuth 000
Looking down
0
100
150
200
+372400 E
+372600 E
+3728

Figure . Map showing the completed and planned underground drilling of the Lucky Shot (L2) Vein from the West Drift underground development.

Drill stations 489, 514, 538, and 563 tested areas of the L2 Vein that were not previously modeled due to limited drill coverage. This portion of the program successfully intercepted the projected L2 Vein position down dip of historical workings and extended interpreted lateral continuity eastward along strike. Drill highlights from the L2 Vein include:

•
LSU26069: 0.88 m averaging 6.69 g/t Au from 68.23 m depth
•
LSU26063: 1.15 m averaging 16.47 g/t Au from 96.90 m depth
•
LSU26064: 1.28 m averaging 27.86 g/t Au from 72.10 m depth

In addition to testing the modeled L2 Vein, drilling evaluated the lateral continuity of subparallel and related vein structures previously identified as the L1b, L1c, and L1d veins. Current geologic modeling suggests that the L1c and L1d veins are subparallel to the primary L2 structure. The L1b vein and newly modeled L1e vein are interpreted as lower-angle relay or ramp structures developed between the L2 and L1c veins (Figure 2). Gold mineralization is persistent across several of these structures, and visible gold was observed during core logging in multiple intervals.

Exhibit 99.1

Detailed underground mapping and core logging identified an additional gold-mineralized structure now designated as the CK Vein. The CK Vein was recognized near the intersection of the West Drift and the Enserch Tunnel and has a similar east-west strike and shallow northerly dip to the Lucky Shot system. Underground grab samples returned gold values including 6.5 g/t gold over 1.5 meters. The CK Vein was intercepted in most holes from these four drill stations, with visible gold observed in several logged intervals.

The additional drilling materially improves the Company's understanding of the structural architecture and vein stacking within the Lucky Shot system. Detailed structural logging and underground mapping have identified a high-angle, post-mineralization structure designated as the Intersection Fault (Figure 2). This fault cuts the Lucky Shot vein system and is interpreted as a normal fault that down-drops the northwest block; the amount and sense of any lateral displacement remain under evaluation. The Intersection Fault was not encountered in the first four drill stations previously reported but was prevalent in the four drill stations reported in this release. The presence of multiple stacked and relay-oriented mineralized structures, together with the previously announced KM veins and the modeled Intersection Fault, supports additional exploration potential within the underground footprint. Future drilling (approximately 12,000 meters) will focus on refining structural orientations, continuity, and grade distribution across these emerging targets.

Table 1. Significant Assay Intersections from 2026 Drill Program at the Lucky Shot Project

Drill Station	Hole ID	From (m)	To (m)	Length (m)	Au (g/t)	Vein	Visible Gold Observed*
489	LSU26057	46.17	46.54	0.37	10.53	L1c Vn	YES
		140.24	141.45	1.21	1.53	L2 Vn
	LSU26058	32.7	34.38	1.68	3.24	L1c Vn	YES
		61.64	64.58	2.94	3.21	L1b Vn
		91.91	93.08	1.17	1.37	L2 Vn
		105.15	105.69	0.54	7.9	L2 Vn	YES
	LSU26059	17.60	20.46	2.86	1.71	CK
		31.23	31.90	0.67	1.04	L1b Vn
		68.55	69.17	0.62	1.10	L1e Vn
	LSU26060	17.92	19.26	1.34	8.58	L1c Vn	YES
		60.65	61.64	0.99	1.37	L1d Vn
	LSU26061	7.08	8.00	0.92	2.81	CK
		55.28	56.75	1.47	1.04	L1d Vn	YES
514	LSU26062	33.72	35.90	2.18	7.98	L1c Vn	YES
		75.96	77.00	1.04	11.65	Undesignated	YES
		124.3	124.93	0.63	1.29	L2 Vn
	LSU26063	80.54	80.93	0.39	1.07	Undesignated
		96.90	98.05	1.15	16.47	L2 Vn	YES
	LSU26064	8.65	11.54	2.89	16.06	CK
	(includes)	8.65	9.15	0.50	74.20	CK	YES
		72.10	73.38	1.28	27.86	L2 Vn

Exhibit 99.1

	LSU26065	3.67	5.31	1.64	5.77	CK
		18.07	18.70	0.63	1.01	L1c Vn	YES
	LSU26066	3.00	4.07	1.07	7.83	CK	YES
		11.61	11.91	0.30	4.85	CK	YES
		17.95	18.26	0.31	31.56	L1c Vn
		26.94	27.74	0.80	1.94	L1e Vn
		56.29	56.60	0.31	10.15	L1d Vn	YES
	LSU26067	2.86	3.76	0.90	3.84	CK
		11.92	12.25	0.33	1.54	CK
		19.29	19.59	0.30	7.22	L1c Vn
		26.90	27.35	0.45	4.26	L1e Vn
		64.00	64.35	0.35	13.61	L1d Vn
		79.3	79.86	0.56	2.11	L2 Vn
538	LSU26068	12.95	13.42	0.47	6.35	CK	YES
		22.16	22.46	0.30	55.45	L1c Vn	YES
		60.00	60.37	0.37	1.48	Undesignated
		63.25	63.54	0.29	1.81	Undesignated
		82.02	82.69	0.67	1.21	Undesignated
		97.85	98.70	0.85	3.22	Undesignated
		120.77	124.50	3.73	1.09	L2 Vn
	LSU26069	68.23	69.11	0.88	6.69	L2 Vn
	LSU26070	1.59	2.75	1.16	1.37	CK
		27.30	27.92	0.62	2.02	L1e Vn
	LSU26071	0.70	1.02	0.32	3.93	CK
		50.96	52.10	1.14	1.04	Undesignated
		57.06	58.45	1.39	4.00	L1d Vn	YES
	LSU26072	1.04	1.68	0.64	4.48	CK
		24.66	25.11	0.45	1.38	L1e Vn
		69.31	70.15	0.84	10.28	L1d Vn	YES
		82.07	85.00	2.93	1.42	L2 Vn
563	LSU26073	10.32	12.07	1.75	1.47	CK
		22.40	24.71	2.31	1.75	L1c Vn
		110.09	110.81	0.72	1.09	L2 Vn
	LSU26074	75.70	77.06	1.36	1.99	L2 Vn
		82.58	84.03	1.45	1.67	L2 Vn
	LSU26075	6.37	6.73	0.36	1.44	CK
		37.44	38.25	0.81	1.78	L1eVn
		56.55	56.91	0.36	3.02	L2 Vn

Exhibit 99.1

	60.64	62.76	2.12	5.10	L2 Vn	YES
LSU26076	5.07	5.62	0.55	3.55	CK
	23.50	24.64	1.14	2.88	L1e Vn
	54.84	57.55	2.71	4.28	L2 Vn
(includes)	54.84	55.20	0.36	24.29	L2 Vn	YES
LSU26077	6.87	7.20	0.33	9.37	CK	YES
	20.69	21.20	0.51	1.64	L1c Vn
	47.16	47.47	0.31	1.31	Undesignated
	67.20	69.51	2.31	1.60	L1D
(includes)	69.28	69.51	0.23	10.65	L1D	YES
	70.97	72.10	1.13	2.30	L2 Vn
	86.76	87.18	0.42	1.61	L2 Vn

* Visible gold observations are qualitative geological observations made during core logging. The presence of visible gold does not necessarily indicate higher gold grades, mineral continuity, metallurgical performance, or economic significance. Gold assay results are derived from laboratory analysis and are the only quantitative measure of gold content. All drill core was systematically logged for visible gold; blank entries indicate no visible gold observed.

Note: Reported intervals are downhole core lengths. True widths are not known at this time and may vary depending on vein orientation and drill-hole geometry. Unless otherwise stated, no grade capping has been applied.

A
356°
Drill Station 514
176°
A'
A
DRILLING COMPLETED (previously released)
DRILLING COMPLETED (this release)
DRILLING COMPLETED (assays pending)
403
4038
443
464
489
514
538
563
589
612
627
L2 Vein Model
KM2 COMPLETED (assays pending)
WEST DRIFT
A'
ENSERCH TUNNEL
Intersection Fault
LSU26067
LSU26066
LSU26065
LSU26064
LSU26063
LSU26062
990m
960m
930m
900m
0.31m @10.15 g/t Au
0.35m @13.61 g/t Au
L2 Vn
1.28m @27.86 g/t Au
L1E Vn
1.15m @ 16.47 g/t Au
L1B Vn
0.31m @31.56 g/t Au
1.04m @11.65 g/t Au
2.18m @7.89 g/t Au
2.89m @16.06 g/t Au
1.07m @7.83 g/t Au
L2 Vn
L1C Vn
x: 372502m
y: 6852242m
x: 372505m
y: 6852202m
x: 372507m
y: 6852162m
x: 372510m
y: 6852122m
x: 372513m
y: 6852082m
x: 372516m
y: 6852042m
Lithology
Fault
GRD
MAF INT
QVZ
Visible Gold
Vertical exaggeration: 1x
0m
50m

Exhibit 99.1

B
356°
Drill Station 538
176°
B'
990m
960m
930m
900m
Intersection Fault
LSU26072
LSU26071
LSU26070
LSU26069
LSU26068
L2 Vn
L1D Vn
L1C Vn
L1E Vn
CK Vn
1.39m @4.00 g/t Au
0.84m @10.28 g/t Au
0.88m @6.69 g/t Au
0.85m @3.25 g/t Au
0.3m @55.45 g/t Au
0.47m @6.35 g/t Au
0.64m @4.48 g/t Au
0.32m @3.93 g/t Au
x: 372527m
y: 6852243m
x: 372530m
y: 6852203m
x: 372532m
y: 6852164m
x: 372535m
y: 6852124m
x: 372538m
y: 6852084m
x: 372541m
y: 6852044m
DRILLING COMPLETED (previously released)
DRILLING COMPLETED (this release)
DRILLING COMPLETED (assays pending)
KM2 COMPLETED (assays pending)
WEST DRIFT
ENSERCH TUNNEL
L2 Vein Model
Lithology
Fault
GRD
MAF INT
QVZ
Visible Gold
Vertical exaggeration: 1x
0m
50m

Figure 2. Cross-section views through drill stations 514 and 538 showing logged geology, interpreted vein locations, visible gold observations, and reported gold assays. A-A': drill fan through station 514, looking east. B-B': drill fan through station 538, looking east.

Quality Assurance and Quality Control

Contango's drilling and sampling programs are conducted in accordance with industry’s best practices and applicable SEC S-K 1300 requirements. All drill core is systematically logged, photographed, and sampled under the supervision of the Company's Qualified Person.

Quality assurance and quality control (“QA/QC”) procedures include the regular insertion of certified reference materials, blanks, and duplicate samples into the analytical stream at a frequency of approximately one QA/QC sample per ten samples. Mineralized intervals are sampled as whole core, with half-core shoulder samples extending approximately 5 meters on either side of mineralized zones. Samples are sealed and transported under documented chain-of-custody procedures to the laboratory.

Analytical testing was performed by Bureau Veritas North America, with sample preparation conducted in Fairbanks, Alaska. Gold analyses for mineralized intervals were completed using a two-cycle PhotonAssay™ method by Paragon Geochemical in Vancouver, British Columbia. The published lower limit of detection for the two-cycle PhotonAssay method is 0.015 g/t Au. All samples also undergo multi-element ICP-MS analysis (Bureau Veritas analytical code MA200) to quantify minor and trace element associations.

Upcoming Underground Exploration Development Work at Lucky Shot

With the successful completion of the initial phase of underground drilling at the Lucky Shot Project, Contango is now preparing to advance the next major phase of work: additional underground development. This development program represents an important operational step in advancing Lucky Shot, as it will

Exhibit 99.1

provide the underground access and drill platforms required to continue testing and expanding the known mineralized system.

The planned development program consists of approximately 800 linear meters of underground excavation. Contango has selected GMS Mine Repair & Maintenance, Inc. (“GMS”) as the mining contractor for this work. GMS is a leading mining and tunneling contractor with more than 40 years of experience serving underground mining operations across North America.

The underground exploration development program is expected to commence in mid-May 2026 and is currently anticipated to take approximately five months to complete. As shown in Figure 3, the development has been designed to provide strategic underground access for the next phase of approximately 12,000 meters of drilling. This work is considered critical to the Company’s ongoing exploration and technical-study strategy to support completion of a Feasibility Study at Lucky Shot in H1 2027, as it will allow Contango to follow up on encouraging initial drill results, test additional priority targets, and continue advancing the geological model of the Lucky Shot mineralized system.

Plan View
+372400 E
+372600 E
+372800 E
+6852300
+6852200
+6852100
+6852000
+6852200 N
+6852000 N
2300 East Drift
2280 West Drift
Enserch Extension
ENSERCH TUNNEL
2070 East Drift
WEST DRIFT
West Drift
Extension
Plunge +90
Azimuth 000
Looking down
0
50
100
150
200

Figure 3. Plan view of the existing underground Lucky shot development completed (in black) and planned exploration development excavations (in blue).

Conference Call and Webcast

Contango will host a conference call and webcast to discuss the Lucky Shot drill results and acquisition released in this report with VP Exploration Dave Larimer and CFO Mike Clark on Tuesday, May 5, 2026, at 2:00pm EST / 11:00am PST. Participants may join the webcast using the following call-in details: https://6ix.com/event/lucky-shot-high-grade-drill-results-and-project-update.

Exhibit 99.1

QUALIFIED PERSON

The scientific and technical information contained in this news release has been reviewed and approved by Dave Larimer, CPG, Vice President, Exploration for Contango, who is a Qualified Person as defined by SEC Regulation S-K 1300. Mr. Larimer is not independent of the Company.

ABOUT CONTANGO

Contango is a NYSE American and TSX listed company that engages in the exploration for and development and production of gold and associated minerals in Alaska and in the Golden Triangle in British Columbia. Contango holds a 30% interest in the Peak Gold JV, which leases approximately 675,000 acres of land for exploration and development on the Manh Choh project, with the remaining 70% owned by KG Mining (Alaska), Inc., an indirect subsidiary of Kinross Gold Corporation, operator of the Peak Gold JV. The Company and its subsidiaries also have (i) a lease on the Johnson Tract project, which consists of mineral rights to approximately 21,000 acres located near tidewater, 125 miles southwest of Anchorage, Alaska, from the underlying owner, CIRI, (ii) a lease on the Lucky Shot project, which consists of mineral rights to approximately 8,600 acres of State of Alaska and patented mining claims located in the Willow Mining District about 75 miles north of Anchorage, Alaska, from the underlying owner, Alaska Hardrock Inc., (iii) mineral rights to approximately 145,000 acres of State of Alaska mining claims, and (iv) mineral rights to approximately 11,700 acres of State of Alaska mining claims and upland mining leases, all of which give Contango the exclusive right to explore and develop minerals on these lands, and (v) mineral tenures of approximately 247,000 acres (100,000 ha) located in and around the Kitsault Valley in the Golden Triangle of northwest British Columbia.

Additional information can be found on our web page at www.contangoore.com.

FORWARD-LOOKING STATEMENTS

This press release contains forward-looking information and forward-looking statements within the meaning of applicable securities (“Forward-looking Statements”). These include statements regarding Contango’s plans and expectations for its properties and operations, the content within future annual filings, operations in respect of Contango mineral properties and any benefits of investment in Contango. The Forward-looking Statements regarding Contango are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995, based on Contango’s current expectations and includes statements regarding future results of operations, quality and nature of the asset base, the assumptions upon which estimates are based and other expectations, beliefs, plans, objectives, assumptions, strategies or statements about future events or performance (often, but not always, using words such as “expects”, “projects”, “anticipates”, “plans”, “estimates”, “intends”, “believes”, “ensures”, “forecasts”, “predicts”, “proposes”, “contemplates”, “aims”, “seeks”, “continues”, “potential”, “positioned”, “strategy”, “outlook”, “future”, “going forward”, “designed to”, and similar

Exhibit 99.1

expressions or other words of similar meaning, and the negatives thereof, or stating that certain actions, events or results “may”, “might”, “will”, “should”, “would”, or “could” be taken, or that they are “possible”, “probable”, or “likely” to occur or be achieved). However, the absence of these words does not mean that the statements are not forward-looking. Forward-looking Statements are based on current expectations, estimates and projections that involve a number of risks and uncertainties, which could cause actual results to differ materially from those reflected in the statements. These risks include, but are not limited to: the risks of the exploration and the mining industry (for example, operational risks in exploring for and developing mineral reserves); risks and uncertainties involving geology; the speculative nature of the mining industry; the uncertainty of estimates and projections relating to future production, costs and expenses; the volatility of natural resources prices, including prices of gold and associated minerals; the existence and extent of commercially exploitable minerals in properties acquired by Contango or the Peak Gold JV; ability to realize the anticipated benefits of the Peak Gold JV; potential delays or changes in plans with respect to exploration or development projects or capital expenditures; the interpretation of exploration results and the estimation of mineral resources; the loss of key employees or consultants; health, safety and environmental risks; risks related to weather and other natural disasters; uncertainties as to the availability and cost of financing; Contango’s inability to retain or maintain its relative ownership interest in the Peak Gold JV; inability to realize expected value from acquisitions; inability of our management team to execute its plans to meet its goals; the extent of disruptions caused by an outbreak of disease, such as the COVID-19 pandemic; and the possibility that government policies may change, political developments may occur or governmental approvals may be delayed or withheld, including as a result of presidential and congressional elections in the U.S. or the inability to obtain mining permits. Additional information on these and other factors which could affect Contango’s operations or financial results are included in Contango’s other reports on file with the U.S. Securities and Exchange Commission. Investors are cautioned that any Forward-looking Statements are not guarantees of future performance and actual results or developments may differ materially from the projections in the Forward-looking Statements. Forward-looking Statements are based on the estimates and opinions of management at the time the statements are made. Contango does not assume any obligation to update Forward-looking Statements should circumstances or management’s estimates or opinions change.

CONTACTS:

Contango Silver & Gold

Rick Van Nieuwenhuyse

(907) 388-7770

www.contangoore.com